SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                January 13, 2003
                        (Date of Earliest Event Reported)


         AIRPLANES LIMITED                        AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                  Delaware
                 (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                              13-3521640
         (Commission File                         (IRS Employer
         Number)                                  Identification No.)


         Airplanes Limited                        Airplanes U.S. Trust
         22 Grenville Street                      1100 North Market Street
         St. Helier                               Rodney Square North
         Jersey, JE4 8PX                          Wilmington, Delaware
         Channel Islands                          19890-0001
         (011 44 1534 609 000)                    (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated January 13, 2003, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            AIRPLANES LIMITED


Date: January 13, 2003                      /s/ Roy M. Dantzic*
                                            -------------------
                                            Director and Officer


Date: January 13, 2003                      AIRPLANES U.S. TRUST


                                            /s/ Roy M . Dantzic*
                                            --------------------
                                            Controlling Trustee
                                            and Officer


                                            *By: /s/ Gerard Hastings
                                                --------------------
                                                Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit A  -  Report to Certificateholders
Exhibit B  -  Power of Attorney for Airplanes Limited
Exhibit C  -  Power of Attorney for Airplanes U.S. Trust

                                                                                                                           Exhibit A

                                                          AIRPLANES Group

                                                    Report to Certificateholders

                                             All numbers in US$ unless otherwise stated

          Payment Date: 15 January 2003.
          Calculation Date: 9 January 2003.

(i)   ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          --------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Balance on
                                                    Prior Balance           Deposits            Withdrawals         Calculation Date
          --------------------------------------------------------------------------------------------------------------------------
                                                       10-Dec-02                                                         9-Jan-03
          Lessee Funded Account                                0.00                 0.00                 (0.00)                 0.00
          Expense Account (note ii)                      355,804.61        12,148,021.63         (7,480,646.59)         5,023,179.65
          Collection Account (note iii)              138,586,119.99        27,179,156.67        (28,754,468.99)       137,010,807.67
          --------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                               -                                                                -
           -  Maintenance Reserve                     80,000,000.00                                                    80,000,000.00
           -  Security Deposit                        29,250,944.00                                                    29,831,651.00
           -  Other Collections
              (net of interim withdrawals)            29,335,175.99                                                    27,179,156.67
          --------------------------------------------------------------------------------------------------------------------------
          Total                                      138,941,924.60        39,327,178.30        (36,235,115.58)       142,033,987.32
          --------------------------------------------------------------------------------------------------------------------------

(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          ---------------------------------------------------------
          Balance on preceding Calculation Date
            (December 10, 2002)                          355,804.61
          Transfer from Collection Account
            (previous Payment Date)                   12,144,195.39
          Transfer from Collection Account
            (interim deposit)                                  0.00
          Interest Earned during period                    3,826.24
          Payments during period between prior
            Calculation Date and the relevant
            Calculation Date:
           - Payments on previous Payment Date        (2,962,118.78)
           - Other payments                           (4,518,527.81)
                                                    ---------------
          Balance on relevant Calculation Date
            (January 9, 2003)                          5,023,179.65
          ---------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ---------------------------------------------------------
          Balance on preceding Calculation Date
            (December 10, 2002)                      138,586,119.99
          Collections during period                   27,179,156.67
          Swap receipts (previous Payment Date)                0.00
          Transfer to Expense Account
            (previous Payment Date)                  (12,144,195.39)
          Transfer to Expense Account
            (interim withdrawal)                               0.00
          Net transfer to Lessee Funded Accounts               0.00
          Aggregate Certificate Payments
            (previous Payment Date)                  (11,214,469.63)
          Swap payments (previous Payment Date)       (5,395,803.97)
                                                    ---------------
          Balance on relevant Calculation Date
            (January 9, 2003)                        137,010,807.67
          ---------------------------------------------------------

                                                        Page 1 of 4

                                                     AIRPLANES Group

                                              Report to Certificateholders

                                       All numbers in US$ unless otherwise stated

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
      ==============================================================================

                       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                       Priority of Payments
                                                                                      =================================
                    (i)   Required Expense Amount                      12,500,000.00  Note:
                   (ii)   a) Class A Interest                           2,578,333.46  Collections include proceeds from
                          b) Swap Payments                              5,070,066.67  the sale of one DC8-71F aircraft.
                                                                                      =================================
                  (iii)   First Collection Account Top-up              60,000,000.00
                   (iv)   Minimum Hedge Payment                                 0.00
                    (v)   Class A Minimum Principal                             0.00
                   (vi)   Class B Interest                                444,987.29
                  (vii)   Class B Minimum Principal                     2,259,409.99
                 (viii)   Class C Interest                              2,375,979.69
                   (ix)   Class D Interest                              3,580,412.50
                    (x)   Second Collection Account Top-up             49,778,866.00
                   (xi)   Class A Principal Adjustment Amount           3,445,931.72
                  (xii)   Class C Scheduled Principal                           0.00
                 (xiii)   Class D Scheduled Principal                           0.00
                  (xiv)   Modification Payments                                 0.00
                   (xv)   Soft Bullet Note Step-up Interest                     0.00
                  (xvi)   Class E Minimum Interest                              0.00
                 (xvii)   Supplemental Hedge Payment                            0.00
                (xviii)   Class B Supplemental Principal                        0.00
                  (xix)   Class A Supplemental Principal                        0.00
                   (xx)   Class D Outstanding Principal                         0.00
                  (xxi)   Class C Outstanding Principal                         0.00
                 (xxii)   Class E Supplemental Interest                         0.00
                (xxiii)   Class B Outstanding Principal                         0.00
                 (xxiv)   Class A Outstanding Principal                         0.00
                  (xxv)   Class E Accrued Unpaid Interest                       0.00
                 (xxvi)   Class E Outstanding Principal                         0.00
                (xxvii)   Charitable Trust                                      0.00
                                                                   -----------------
          Total Payments with respect to Payment Date                 142,033,987.32
             Less Collection Account Top-Ups ((iii) and (x)above)    (109,778,866.00)
                                                                   -----------------
                                                                       32,255,121.32
                                                                   =================

  ===================================================================================

                                                                          Page 2 of 4


                                                     AIRPLANES Group

                                              Report to Certificateholders

                                       All numbers in US$ unless otherwise stated

(iv)  PAYMENT ON THE CERTIFICATES

      -------------------------------------------------------------------------------------------------------------------------
      (a) FLOATING RATE CERTIFICATES                            A-6                 A-8                 A-9             Class B
          Applicable LIBOR                                 1.42000%            1.42000%            1.42000%            1.42000%
          Applicable Margin                                0.34000%            0.37500%            0.55000%            0.75000%
          Applicable Interest Rate                         1.76000%            1.79500%            1.97000%            2.17000%
          Interest Amount Payable                        300,000.13        1,047,083.33        1,231,250.00          444,987.29
          Step Up Interest Amount                              0.00                0.00                0.00                0.00

          Opening Principal Balance                  204,545,546.48      700,000,000.00      750,000,000.00      246,075,919.75
          Minimum Principal Payment Amount                     0.00                0.00                0.00        2,259,409.99
          Adjusted Principal Payment Amount            3,445,931.72                0.00                0.00                0.00
          Supplemental Principal Payment Amount                0.00                0.00                0.00                0.00
          Total Principal Distribution Amount          3,445,931.72                0.00                0.00        2,259,409.99
          Redemption Amount
           - amount allocable to principal                     0.00                0.00                0.00                0.00
           - premium allocable to premium                      0.00                0.00                0.00                0.00
                                                    ---------------------------------------------------------------------------
          Outstanding Principal Balance
             (January 15, 2003)                      201,099,614.76      700,000,000.00      750,000,000.00      243,816,509.76
      -------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------
      (b) FIXED RATE CERTIFICATES                           Class C             Class D
          Applicable Interest Rate                          8.1500%            10.8750%
          Interest Amount Payable                      2,375,979.69        3,580,412.50

          Opening Principal Balance                  349,837,500.00      395,080,000.00
          Scheduled Principal Payment Amount                   0.00                0.00
          Redemption Amount                                    0.00                0.00
           - amount allocable to principal                     0.00                0.00
           - amount allocable to premium                       0.00                0.00
          Actual Pool Factor                              0.9329000           0.9877000
                                                    -----------------------------------
          Outstanding Principal Balance
           (January 15, 2003)                        349,837,500.00      395,080,000.00
      ---------------------------------------------------------------------------------

      Table of rescheduled Pool Factors                     n/a                  n/a
        in the event of a partial redemption

                                                                            Page 3 of 4

                                        AIRPLANES Group

                                  Report to Certificateholders

                           All numbers in US$ unless otherwise stated

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------
                                                 A-6            A-8          A-9       Class B
      Applicable LIBOR                      1.37000%       1.37000%     1.37000%      1.37000%
      Applicable Margin                     0.34000%       0.37500%     0.55000%      0.75000%
      Applicable Interest Rate              1.71000%       1.74500%     1.92000%      2.12000%
------------------------------------------------------------------------------------------------

(vi)  CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
-------------------------------------------------------------------------------------------------
(a)   FLOATING RATE CERTIFICATES

                                                 A-6            A-8          A-9       Class B

      Opening Principal Amount              2,045.46       7,000.00     7,500.00      2,460.76
      Total Principal Payments                (34.46)          0.00         0.00        (22.59)
                                        -----------------------------------------------------
      Closing Outstanding Principal Balance 2,011.00       7,000.00     7,500.00      2,438.17

      Total Interest                            3.00          10.47        12.31          4.45
      Total Premium                             0.00           0.00         0.00          0.00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
(b)   FIXED RATE CERTIFICATES
                                             Class C        Class D

      Opening Principal Amount              3,498.38       3,950.80
      Total Principal Payments                  0.00           0.00
                                        ---------------------------
      Outstanding Principal Balance         3,498.38       3,950.80

      Total Interest                           23.76          35.80
      Total Premium                             0.00           0.00
-------------------------------------------------------------------

                                                                                   Page 4 of 4

                                                                       Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                     /s/ John Banes
                                                     --------------
                                                         John Banes

                                POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                             /s/ William M. McCann
                                                -----------------------
                                                William M. McCann

                                     Witness:   /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Roy M. Dantzic
                                                -----------------------
                                                Roy M. Dantzic

                                     Witness:   /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Hugh R. Jenkins
                                                -----------------------
                                                Hugh R. Jenkins

                                     Witness:   /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Richard E. Cavanagh
                                                -----------------------
                                                Richard E. Cavanagh

                                     Witness:   /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Brian T. Hayden
                                                -----------------------
                                                Brian T. Hayden

                                     Witness:   /s/ Michael Walsh
                                                -----------------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                        /s/ John Banes
                                                        --------------
                                                            John Banes

                                POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                               /s/ William M. McCann
                                                  -----------------------
                                                  William M. McCann

                                        Witness:  /s/ Michael Walsh
                                                  ----------------------------


Dated: June 6, 2002                               /s/ Roy M. Dantzic
                                                  -----------------------
                                                  Roy M. Dantzic

                                        Witness:  /s/ Michael Walsh
                                                  ----------------------------


Dated: June 6, 2002                               /s/ Hugh R. Jenkins
                                                  -----------------------
                                                  Hugh R. Jenkins

                                        Witness:  /s/ Michael Walsh
                                                  ----------------------------


Dated: June 6, 2002                               /s/ Richard E. Cavanagh
                                                  -----------------------
                                                  Richard E. Cavanagh

                                        Witness:  /s/ Michael Walsh
                                                  ----------------------------


Dated: June 6, 2002                               /s/ Brian T. Hayden
                                                  -----------------------
                                                  Brian T. Hayden

                                        Witness:  /s/ Michael Walsh
                                                  ----------------------------